Supplement to the
Fidelity® Arizona Municipal Money Market Fund
October 30, 2015
As Revised April 14, 2016
Summary Prospectus

The following information replaces the similar information for Fidelity® Arizona Municipal Money Market Fund found in the "Fund Summary" section under the heading "Principle Investment Risks".

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The following information replaces similar information for Fidelity® Arizona Municipal Money Market Fund found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.

The fund is a retail money market fund. Shares of the fund are available only to accounts beneficially owned by natural persons.

The fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund's liquidity falls below required minimums because of market conditions or other factors.

SPZ-SUM-16-01 1.9879533.100	September 30, 2016